SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 6, 2006
Capital Auto Receivables Asset Trust 2006-2
(Issuing Entity with respect to Securities)
Capital Auto Receivables LLC
(Depositor with respect to Securities)
GMAC LLC
(Sponsor with respect to Securities)

Delaware	333-105077-07	20-7158621

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Identification
Incorporation)	Number)	Number)

Jerome B. Van Orman, Jr.
Capital Auto Receivables LLC
200 Renaissance Center
Detroit, Michigan	48265

(Address of principal	(Zip Code)
executive offices)
Registrant’s Telephone Number, including area code: (313)665-6266
Capital Auto Receivables, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 13, 2006
Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 13, 2006

Item 8.01. Incorporation of Certain Documents by Reference
     The registrant has filed a final prospectus supplement, dated December 6, 2006, setting forth a description of the collateral pool and the proposed structure of $750,000,000 aggregate principal balance of Class A-1 5.340% Asset Backed Notes (the “Class A-1 Notes”), $350,000,000 aggregate principal balance of Class A-2a 5.23% Asset Backed Notes (the “Class A-2a Notes”), $698,000,000 aggregate principal balance of Class A-2b Floating Rate Asset Back Notes (the “Class-A-2b Notes,” collectively with the Class A-2a Notes, the “Class A-2 Notes”), $400,000,000 aggregate principal balance of Class A-3a 4.98% Asset Backed Notes (the “Class A-3a Notes”), $617,690,000 aggregate principal balance of Class A-3b Floating Rate Asset Backed Notes (the “Class A-3b Notes,” collectively with the Class A-3a Notes, the “Class A-3 Notes”), $102,224,000 aggregate principal balance of Class B 5.07% Asset Backed Notes (the “Class B Notes”), $57,125,000 aggregate principal balance of Class C 5.31% Asset Backed Notes (the “Class C Notes”) and $15,033,000 aggregate principal balance of Class D 6.55% Asset Backed Notes (the “Class D Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Notes”) by Capital Auto Receivables Asset Trust 2006-2. Only the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes are being offered publicly for sale.
Item 9.01. Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 13, 2006.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 13, 2006.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC
By:	/s/ WILLIAM J. McGRANE III
Name:	William J. McGrane III
Title:	Controller

Dated: December 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

EX 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 13, 2006.

EX 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of December 13, 2006.